UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: January 13, 2015

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212) 231-0092
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 13, 2015, Viggle Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders at which the stockholders (i) elected seven (7) directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) ratified the appointment of BDO USA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015; and (iii) approved the right to exercise warrants for up to One Million (1,000,000) shares of the Company’s common stock in connection with funding pursuant to a line of credit with Sillerman Investment Company III LLC of up to Twenty Million Dollars ($20,000,000); and (ii) the right to exercise warrants for up to Five Hundred Thousand (500,000) shares of the Company’s common stock in connection with funding the purchase of up to Ten Million Dollars ($10,000,000) of the Company’s Series C Preferred Stock.
The final stockholder voting results for these matters are as follows. It should be noted that the Company did not solicit proxies, as the holder of a majority of the Company’s common stock was voting for the proposals.

1.	Election of Directors:

	For	Against	Abstain	Broker Non-Votes*
Peter Horan	8,235,647	0	0	7,878,159
Michael J. Meyer	8,235,647	0	0	7,878,159
John D. Miller	8,235,647	0	0	7,878,159
Mitchell J. Nelson	8,235,647	0	0	7,878,159
Harriet Seitler	8,235,647	0	0	7,878,159
Robert F.X. Sillerman	8,235,647	0	0	7,878,159
Birame N. Sock	8,235,647	0	0	7,878,159

2.	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015:

For	Against	Abstain	Broker Non-Votes*
8,235,647	0	0	7,878,159

3.
Approval of the right to exercise warrants for up to One Million (1,000,000) shares of the Company’s common stock in connection with funding pursuant to a line of credit with Sillerman Investment Company III LLC of up to Twenty Million Dollars ($20,000,000); and (ii) the right to exercise warrants for up to Five Hundred Thousand (500,000) shares of the Company’s common stock in connection with funding the purchase of up to Ten Million Dollars ($10,000,000) of the Company’s Series C Preferred Stock:

For	Against	Abstain	Broker Non-Votes*
8,235,647	0	0	7,878,159
*Estimate

These matters were voted upon by the holders of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC. By:/s/ Mitchell J. Nelson
Name:Mitchell J. Nelson Title: Executive Vice President and Secretary
DATE: January 16, 2015